Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates
                    10.00% Class B Asset-Backed Certificates

Distribution Date                                                     6/16/97
Collection Period                                                     5/97

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,405,332.50

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $360,990.71

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,044,341.79

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $40.32

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.27

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $36.05

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $28,570.69

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $28,570.69

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $2,239,278.40

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,750,330.23

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $68,569,663.63

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $65,525,321.84

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9556022

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $134,564.30

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,571.31

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.59

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  2
                           Aggregate Purchase Amount                                                      $23,142.37

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $22,412.17

           (b)      Distributions (to) from Collection Account                                               $676.91
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $102.28

           (d)      Ending Payahead Account Balance                                                       $23,191.36

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,552,532.18
                           Spread Account Balance                                                      $6,438,272.42

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($422,873.09)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $18,111.58

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $919,624.47

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                237
                           Aggregate Gross Amount                                                      $2,929,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                194
                           Aggregate Gross Amount                                                      $2,599,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.16%

           (b)      Average Delinquency Ratio                                                                  7.04%

           (c)      Cumulative Default Ratio                                                                   8.69%

           (d)      Cumulative Net Loss Ratio                                                                  4.22%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,101,387.05
     Lock Box NSF Items:                                                                                  (45,960.08)
     Transfers from (to) Payahead Account:                                                                   (676.91)
     Collection Account Interest                                                                           11,861.31
     Payahead Account Interest                                                                                102.28
     Total Collection Proceeds:                                                                         3,066,713.65
     For Distribution Date:                                                                                  6/16/97
     For Determination Date:                                                                                  6/9/97
     For Collection Period:                                                                                     5/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 68,569,663.63
                                  Principal portion of payments collected (non-prepayments)                             1,043,797.16
                                  Prepayments in full allocable to principal                                              666,578.00
                           Collections allocable to principal                                           1,710,375.16
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    551,428.31
                           Purchase Amounts allocable to principal                                         23,142.37
                    Total Principal                                                                     2,284,945.84

                    Realized Losses                                                                       919,624.47
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    65,365,093.32

           Interest
                           Collections allocable to interest                                              706,533.07
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       63,271.15
                                                                                                  -------------------
                    Total Interest                                                                        769,804.22

     Certificate Information
           Beginning of Period Class A Principal Balance                                               65,141,180.45
           Beginning of Period Class B Principal Balance                                                3,428,483.18

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,861,145.51
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           20,281.53
           Aggregate Payahead Balance                                                                      23,089.08
           Aggregate Payahead Balance for preceding Distribution Date                                      22,412.17
           Interest Earned on Payahead Balances                                                               102.28
           Scheduled Payments due in Collection Period                                                  2,239,278.40
           Scheduled Payments collected in Collection Period                                            1,750,330.23
           Aggregate Amount of Realized Losses for preceding Distribution Date                            919,624.47

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              237     2,929,000.00
           60+ days delinquent                                                                                  194     2,599,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  2        23,142.37

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,528,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          23,142.37
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         533,886.36
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           6.97%
           Delinquency Ratio for third preceding Determination Date                                            7.00%

           Cumulative Defaults for preceding Determination Date                                         7,187,155.00

           Cumulative Net Losses for preceding Determination Date                                       2,898,899.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,416,908.23
                           Liquidation Proceeds                                                           551,428.31
                           Recoveries                                                                      63,271.15
                           Purchase Amounts                                                                23,142.37
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                     11,861.31
                           Investment earnings from Payahead Account                                          102.28
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,066,713.65

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,043,797.16
                           Prepayments in full allocable to principal                                     666,578.00
                           Principal Balance of Liquidated Receivables                                  1,471,052.78
                           Purchase Amounts allocable to principal                                         23,142.37
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,204,570.31

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,204,570.31
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,044,341.79
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,044,341.79

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          65,141,180.45
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 360,990.71

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,204,570.31
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                160,228.52

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,428,483.18
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         28,570.69

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,066,713.65
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,405,332.50
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                28,570.69
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                160,228.52
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     857.12
                    Standby Servicer distributions                                                          4,571.31
                    Servicer distributions                                                                134,564.30
                    Collateral Agent distributions                                                            857.12
                    Reimbursement Obligations                                                              18,111.58
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                      4,571.31     3,066,713.65         4,571.31   3,066,713.65
         Servicing Fee (2.0%)                                           114,282.77     3,062,142.34       114,282.77           0.00
         Additional Servicing Fee Amounts                                20,281.53     2,947,859.57        20,281.53           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                     0.00     2,927,578.04             0.00
         Unpaid Servicing Fee from prior Collection Periods                   0.00     2,927,578.04             0.00
(ii)     Transition Expenses to Standby Servicer                              0.00     2,927,578.04             0.00
(iii)    Trustee Fee                                                        857.12     2,927,578.04           857.12
         Trustee's out-of-pocket expenses                                     0.00     2,926,720.92             0.00
         Unpaid Trustee Fee from prior Collection Periods                     0.00     2,926,720.92             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                   0.00     2,926,720.92             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                               857.12     2,926,720.92           857.12
         Collateral Agent Expenses                                            0.00     2,925,863.80             0.00
         Unpaid Collateral Agent  Fee from prior                              0.00     2,925,863.80             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                          0.00     2,925,863.80             0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month          360,990.71     2,925,863.80       360,990.71
         Prior Month(s) Class A Carryover Shortfall                           0.00     2,564,873.09             0.00
         Class A Interest Carryover Shortfall                                 0.00     2,564,873.09             0.00
         Interest on Interest Carryover from Prior Months                     0.00     2,564,873.09             0.00
         Current Month Class A Interest Carryover Shortfall                   0.00     2,564,873.09             0.00
         Class A Interest Distributable Amount                          360,990.71     2,564,873.09       360,990.71
(viii)(A)Class B Coupon Interest - Unadjusted                            28,570.69     2,203,882.38        28,570.69
         Class B Interest Carryover Shortfall - Previous Month(s)             0.00     2,175,311.69             0.00
         Interest on B Interest Shortfall - Previous Month(s)                 0.00     2,175,311.69             0.00
         Interest on Interest Carryover from Prior Months                     0.00     2,175,311.69             0.00
         Current Month Class B Interest Shortfall                             0.00     2,175,311.69             0.00
         Adjusted Class B Interest Distributable Amount                  28,570.69     2,175,311.69        28,570.69
(v)(B)   Class A Principal Distributable Amount - Current Month       3,044,341.79     2,146,741.00     2,146,741.00      22,371.86
         Class A Principal Carryover Shortfall - Previous Month(s)            0.00             0.00             0.00
         Current Month Class A Principal Shortfall                     (508,039.39)            0.00      (508,039.39)
         Withdrawl from Spread Account to Cover Shortfall               508,039.39
         Class A Principal Distribution Amount                        3,044,341.79       508,039.39       508,039.39           0.00
(vi)     Certificate Insurer Premium                                     18,111.58             0.00             0.00
         Certificate Insurer Premium Supplement                               0.00             0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer               0.00             0.00             0.00
(vii)    Transition Expenses to successor Servicer                            0.00             0.00             0.00
         Class B Principal Distributable Amount -                       160,228.52             0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)            0.00             0.00             0.00
         Current Month Class B Principal Shortfall                     (160,228.52)            0.00      (160,228.52)
         Adjusted Class B Principal Distributable Amount                      0.00       160,228.52             0.00
         Excess Interest Amount for Deposit in Spread Account          (526,150.97)      160,228.52      (526,150.97)
                                                                                         686,379.49       686,379.49

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               65,141,180.45
                    Class A Principal Distributions                                                     3,044,341.79
           Class A End of Period Principal Balance                                                     62,096,838.66

           Class B Beginning of Period Principal Balance                                                3,428,483.18
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,428,483.18
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,428,483.18

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,066,713.65
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   501,840.56
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,564,873.09

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,564,873.09
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                28,570.69
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,536,302.40

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,536,302.40
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                3,044,341.79
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover Shortfall                                               508,039.39
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency                                              ) 0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     18,111.58
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (18,111.58)
           Withdrawl from Spread Account to Cover Deficiency                                               18,111.58
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   160,228.52
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (160,228.52)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (160,228.52)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,528,000.00
                                  Purchased receivables more than 30 days delinquent                       23,142.37
                                                                                                  -------------------
                                  Total                                                                 5,551,142.37

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   77,541,753.62
                    Delinquency Ratio                                                                          7.16%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.16%
                           Delinquency Ratio for second preceding Determination Date                           6.97%
                           Delinquency Ratio for third preceding Determination Date                            7.00%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.04%          7.04%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 7,187,155.00
                                  Current Period Defaulted Receivables                                    533,886.36
                                                                                                  -------------------
                                  Total                                                                 7,721,041.36

                                  Cumulative Defaulted Receivables                                      7,721,041.36
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                   8.69%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,471,052.78

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (614,699.46)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  856,353.32
                                  Cumulative Previous Net Losses                                        2,898,899.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 3,755,252.32
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  4.22%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     42.96
           Weighted Average Annual Percentage Rate                                                            20.20%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       6,552,532.18
                           15% of Outstanding Certificate Balance                                                       9,828,798.28
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          6,552,532.18

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,667,022.51
                           Outstanding Certificate Balance                                                             65,525,321.84
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               6,552,532.18
           Beginning of Period Spread Account Balance                                                   6,861,145.51
           Spread Account Deposit (Withdrawal) from Current Distributions                                (526,150.97)
           Transfer (to) from Cross-Collateralized Spread Accounts                                         73,445.21
           Required addition to/(eligible withdrawal from) Spread Account                                 144,092.43
           Earnings on Spread Account Balance                                                              29,832.67
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,438,272.42


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                    11.30% Class B Asset-Backed Certificates

Distribution Date                                                    6/16/97
Collection Period                                                    5/97

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,940,436.04

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $421,748.51

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,518,687.53

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $33.60

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.82

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $28.78

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $169,999.72

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $37,437.22

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $132,562.50

           (j)      Scheduled Payments due in such Collection Period                                   $2,461,958.39

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,184,880.72

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $79,512,679.74

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $76,993,992.21

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9683234

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $150,863.54

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,300.85

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.72

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                      $13,998.99

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $28,415.80

           (b)      Distributions (to) from Collection Account                                              ($502.95)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $133.44

           (d)      Ending Payahead Account Balance                                                       $28,046.29

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,699,399.22
                           Spread Account Balance                                                      $7,699,399.22

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($252,160.75)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $21,297.02

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $601,864.55

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                243
                           Aggregate Gross Amount                                                      $3,342,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                194
                           Aggregate Gross Amount                                                      $2,757,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.59%

           (b)      Average Delinquency Ratio                                                                  6.43%

           (c)      Cumulative Default Ratio                                                                   5.07%

           (d)      Cumulative Net Loss Ratio                                                                  1.57%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,211,867.30
     Lock Box NSF Items:                                                                                 (101,154.75)
     Transfers from (to) Payahead Account:                                                                    502.95
     Collection Account Interest                                                                           12,090.33
     Payahead Account Interest                                                                                133.44
     Total Collection Proceeds:                                                                         3,123,439.27
     For Distribution Date:                                                                                  6/16/97
     For Determination Date:                                                                                  6/9/97
     For Collection Period:                                                                                     5/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 79,512,679.74
                                  Principal portion of payments collected (non-prepayments)                             1,155,654.31
                                  Prepayments in full allocable to principal                                              502,203.00
                           Collections allocable to principal                                           1,657,857.31
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    377,529.18
                           Purchase Amounts allocable to principal                                         13,998.99
                    Total Principal                                                                     2,049,385.48

                    Realized Losses                                                                       601,864.55
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    76,861,429.71

           Interest
                           Collections allocable to interest                                            1,029,226.41
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       32,603.61
                                                                                                  -------------------
                    Total Interest                                                                      1,061,830.02

     Certificate Information
           Beginning of Period Class A Principal Balance                                               75,537,045.74
           Beginning of Period Class B Principal Balance                                                3,975,634.00

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,951,559.97
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           18,342.41
           Aggregate Payahead Balance                                                                      27,912.85
           Aggregate Payahead Balance for preceding Distribution Date                                      28,415.80
           Interest Earned on Payahead Balances                                                               133.44
           Scheduled Payments due in Collection Period                                                  2,461,958.39
           Scheduled Payments collected in Collection Period                                            2,184,880.72
           Aggregate Amount of Realized Losses for preceding Distribution Date                            601,864.55

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              243     3,342,000.00
           60+ days delinquent                                                                                  194     2,757,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  1        13,998.99

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,099,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          13,998.99
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         773,977.43
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           6.35%
           Delinquency Ratio for third preceding Determination Date                                            6.35%

           Cumulative Defaults for preceding Determination Date                                         3,900,266.00

           Cumulative Net Losses for preceding Determination Date                                         874,123.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,687,083.72
                           Liquidation Proceeds                                                           377,529.18
                           Recoveries                                                                      32,603.61
                           Purchase Amounts                                                                13,998.99
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                     12,090.33
                           Investment earnings from Payahead Account                                          133.44
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,123,439.27

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,155,654.31
                           Prepayments in full allocable to principal                                     502,203.00
                           Principal Balance of Liquidated Receivables                                    979,393.73
                           Purchase Amounts allocable to principal                                         13,998.99
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,651,250.03

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,651,250.03
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,518,687.53
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,518,687.53

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          75,537,045.74
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 421,748.51

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,651,250.03
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                132,562.50

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,975,634.00
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         37,437.22

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,123,439.27
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,940,436.04
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                37,437.22
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                132,562.50
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     993.91
                    Standby Servicer distributions                                                          5,300.85
                    Servicer distributions                                                                150,863.54
                    Collateral Agent distributions                                                            993.91
                    Reimbursement Obligations                                                              21,297.02
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                   5,300.85            0.00             0.00        132,562.50
         Servicing Fee (2.0%)                                        132,521.13            0.00             0.00              0.00
         Additional Servicing Fee Amounts                             18,342.41            0.00             0.00              0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                  0.00            0.00             0.00
         Unpaid Servicing Fee from prior Collection Periods                0.00            0.00             0.00
(ii)     Transition Expenses to Standby Servicer                           0.00            0.00             0.00
(iii)    Trustee Fee                                                     993.91            0.00             0.00
         Trustee's out-of-pocket expenses                                  0.00            0.00             0.00
         Unpaid Trustee Fee from prior Collection Periods                  0.00            0.00             0.00
         Unpaid Trustee's out-of-pocket expenses from                      0.00            0.00             0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                            993.91            0.00             0.00
         Collateral Agent Expenses                                         0.00            0.00             0.00
         Unpaid Collateral Agent  Fee from prior                           0.00            0.00             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                       0.00            0.00             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                     421,748.51            0.00             0.00
          Current Month
         Prior Month(s) Class A Carryover Shortfall                        0.00            0.00             0.00
         Class A Interest Carryover Shortfall                              0.00            0.00             0.00
         Interest on Interest Carryover from                               0.00            0.00             0.00
          Prior Months
         Current Month Class A Interest Carryover                          0.00            0.00             0.00
          Shortfall
         Class A Interest Distributable Amount                       421,748.51            0.00             0.00
(viii)(A)Class B Coupon Interest - Unadjusted                         37,437.22            0.00             0.00
         Class B Interest Carryover Shortfall -                            0.00            0.00             0.00       132,562.50
          Previous Month(s)
         Interest on B Interest Shortfall -                                0.00            0.00             0.00       132,562.50
          Previous Month(s)
         Interest on Interest Carryover from Prior                         0.00            0.00             0.00
          Months
         Current Month Class B Interest Shortfall                          0.00            0.00             0.00
         Adjusted Class B Interest Distributable Amount               37,437.22            0.00             0.00
(v)(B)   Class A Principal Distributable Amount -                  2,518,687.53            0.00             0.00
          Current Month
         Class A Principal Carryover Shortfall -                           0.00            0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                   (12,586.20)           0.00       (12,586.20)
         Withdrawl from Spread Account to Cover Shortfall             12,586.20
         Class A Principal Distribution Amount                     2,518,687.53       12,586.20        12,586.20
(vi)     Certificate Insurer Premium                                  21,297.02            0.00             0.00
         Certificate Insurer Premium Supplement                            0.00            0.00             0.00
         Other Reimbursement Obligations to Certificate                    0.00            0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                         0.00            0.00             0.00
         Class B Principal Distributable Amount - Current            132,562.50            0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous                  0.00            0.00             0.00
          Month(s)
         Current Month Class B Principal Shortfall                  (132,562.50)           0.00      (132,562.50)
         Adjusted Class B Principal Distributable Amount                   0.00      132,562.50             0.00
                    Excess Interest Amount for Deposit in            (33,883.22)     132,562.50       (33,883.22)
                     Spread Account                                                  166,445.72       166,445.72

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               75,537,045.74
                    Class A Principal Distributions                                                     2,518,687.53
           Class A End of Period Principal Balance                                                     73,018,358.21

           Class B Beginning of Period Principal Balance                                                3,975,634.00
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,975,634.00
                    Withdrawl from Spread Account to Cover B Shortfalls                                   132,562.50
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,843,071.50

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,123,439.27
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   579,900.72
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,543,538.55

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     2,543,538.55
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                 37,437.22
     (iii)  Prior  month(s)  carryover shortfalls                                                                0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                        2,506,101.33

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    2,506,101.33
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,518,687.53
     (iii) Prior  month(s)  carryover shortfalls                                                                 0.00
           Withdrawl from Spread Account to Cover Shortfall                                                 12,586.20
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                                0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     21,297.02
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (21,297.02)
           Withdrawl from Spread Account to Cover Deficiency                                               21,297.02
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   132,562.50
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (132,562.50)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (132,562.50)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00

Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,099,000.00
                                  Purchased receivables more than 30 days delinquent                       13,998.99
                                                                                                  -------------------
                                  Total                                                                 6,112,998.99

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   92,748,799.37

                    Delinquency Ratio                                                                          6.59%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.59%
                           Delinquency Ratio for second preceding Determination Date                           6.35%
                           Delinquency Ratio for third preceding Determination Date                            6.35%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.43%           6.43%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 3,900,266.00
                                  Current Period Defaulted Receivables                                    773,977.43
                                                                                                  -------------------
                                  Total                                                                 4,674,243.43

                                  Cumulative Defaulted Receivables                                      4,674,243.43
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                   5.07%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         979,393.73

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (410,132.79)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  569,260.94
                                  Cumulative Previous Net Losses                                          874,123.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 1,443,383.94
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  1.57%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     46.97
           Weighted Average Annual Percentage Rate                                                            20.36%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       7,699,399.22
                           15% of Outstanding Certificate Balance                                                      11,549,098.83
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,699,399.22

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             76,993,992.21
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               7,699,399.22
           Beginning of Period Spread Account Balance                                                   7,951,559.97
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (33,883.22)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (218,277.53)
           Earnings on Spread Account Balance                                                              33,543.73
           Amount of Spread Account deposit (withdrawal)                                                 (251,821.26)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            132,562.50
           Net Spread Account Withdrawl to Seller                                                        (118,966.76)
           Ending Spread Account Balance                                                                7,699,399.22


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates
                    10.15% Class B Asset-Backed Certificates

Distribution Date                                                       6/16/97
Collection Period                                                       5/97

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,170,890.12

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $431,772.48

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,739,117.64

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $24.61

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.89

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $19.71

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $128,144.80

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $36,612.29

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $91,532.51

           (j)      Scheduled Payments due in such Collection Period                                   $2,596,661.07

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,600,663.24

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $86,570,922.83

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $84,740,272.68

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9788538

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $160,172.16

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,771.39

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.82

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  3
                           Aggregate Purchase Amount                                                      $31,796.03

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $33,817.41

           (b)      Distributions (to) from Collection Account                                            ($1,005.30)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $152.60

           (d)      Ending Payahead Account Balance                                                       $32,964.71

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,474,027.27
                           Spread Account Balance                                                      $7,610,107.52

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $570,850.74

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $23,480.12

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                     $97,215.31

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                260
                           Aggregate Gross Amount                                                      $3,593,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                219
                           Aggregate Gross Amount                                                      $3,086,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.52%

           (b)      Average Delinquency Ratio                                                                  5.61%

           (c)      Cumulative Default Ratio                                                                   2.20%

           (d)      Cumulative Net Loss Ratio                                                                  0.11%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,097,570.24
     Lock Box NSF Items:                                                                                  (76,779.88)
     Transfers from (to) Payahead Account:                                                                  1,005.30
     Collection Account Interest                                                                           11,462.24
     Payahead Account Interest                                                                                152.60
     Total Collection Proceeds:                                                                         3,033,410.50
     For Distribution Date:                                                                                  6/16/97
     For Determination Date:                                                                                  6/9/97
     For Collection Period:                                                                                     5/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 86,570,922.83
                                  Principal portion of payments collected (non-prepayments)                             1,312,302.42
                                  Prepayments in full allocable to principal                                              325,792.00
                           Collections allocable to principal                                           1,638,094.42
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                     63,544.39
                           Purchase Amounts allocable to principal                                         31,796.03
                    Total Principal                                                                     1,733,434.84

                    Realized Losses                                                                        97,215.31
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    84,740,272.68

           Interest
                           Collections allocable to interest                                            1,288,360.82
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      1,288,360.82

     Certificate Information
           Beginning of Period Class A Principal Balance                                               82,242,376.67
           Beginning of Period Class B Principal Balance                                                4,328,546.16

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,039,256.78
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           15,887.29
           Aggregate Payahead Balance                                                                      32,812.11
           Aggregate Payahead Balance for preceding Distribution Date                                      33,817.41
           Interest Earned on Payahead Balances                                                               152.60
           Scheduled Payments due in Collection Period                                                  2,596,661.07
           Scheduled Payments collected in Collection Period                                            2,600,663.24
           Aggregate Amount of Realized Losses for preceding Distribution Date                             97,215.31

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              260     3,593,000.00
           60+ days delinquent                                                                                  219     3,086,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  3        31,796.03

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,679,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          31,796.03
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         552,127.52
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           5.54%
           Delinquency Ratio for third preceding Determination Date                                            4.76%

           Cumulative Defaults for preceding Determination Date                                         1,492,620.00

           Cumulative Net Losses for preceding Determination Date                                           9,279.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,926,455.24
                           Liquidation Proceeds                                                            63,544.39
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                                31,796.03
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                     11,462.24
                           Investment earnings from Payahead Account                                          152.60
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,033,410.50

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,312,302.42
                           Prepayments in full allocable to principal                                     325,792.00
                           Principal Balance of Liquidated Receivables                                    160,759.70
                           Purchase Amounts allocable to principal                                         31,796.03
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,830,650.15

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,830,650.15
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,739,117.64
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,739,117.64

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          82,242,376.67
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 431,772.48

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,830,650.15
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 91,532.51

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,328,546.16
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         36,612.29

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,033,410.50
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,170,890.12
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                36,612.29
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 91,532.51
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,082.14
                    Standby Servicer distributions                                                          5,771.39
                    Servicer distributions                                                                160,172.16
                    Collateral Agent distributions                                                          1,082.14
                    Reimbursement Obligations                                                              23,480.12
                                                                                                  -------------------
                                                                                                          542,787.63

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                    5,771.39       3,033,410.50         5,771.39   3,033,410.50
         Servicing Fee (2.0%)                                         144,284.87       3,027,639.11       144,284.87           0.00
         Additional Servicing Fee Amounts                              15,887.29       2,883,354.24        15,887.29           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                   0.00       2,867,466.95             0.00
         Unpaid Servicing Fee from prior Collection Periods                 0.00       2,867,466.95             0.00
(ii)     Transition Expenses to Standby Servicer                            0.00       2,867,466.95             0.00
(iii)    Trustee Fee                                                    1,082.14       2,867,466.95         1,082.14
         Trustee's out-of-pocket expenses                                   0.00       2,866,384.81             0.00
         Unpaid Trustee Fee from prior Collection Periods                   0.00       2,866,384.81             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                 0.00       2,866,384.81             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                           1,082.14       2,866,384.81         1,082.14
         Collateral Agent Expenses                                          0.00       2,865,302.67             0.00
         Unpaid Collateral Agent  Fee from prior                            0.00       2,865,302.67             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                        0.00       2,865,302.67             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                      431,772.48       2,865,302.67       431,772.48
          Current Month
         Prior Month(s) Class A Carryover Shortfall                         0.00       2,433,530.19             0.00
         Class A Interest Carryover Shortfall                               0.00       2,433,530.19             0.00
         Interest on Interest Carryover from Prior Months                   0.00       2,433,530.19             0.00
         Current Month Class A Interest Carryover Shortfall                 0.00       2,433,530.19             0.00
         Class A Interest Distributable Amount                        431,772.48       2,433,530.19       431,772.48
(viii)(A)Class B Coupon Interest - Unadjusted                          36,612.29       2,001,757.71        36,612.29
         Class B Interest Carryover Shortfall - Previous                    0.00       1,965,145.42             0.00
          Month(s)
         Interest on B Interest Shortfall - Previous                        0.00       1,965,145.42             0.00
          Month(s)
         Interest on Interest Carryover from Prior Months                   0.00       1,965,145.42             0.00
         Current Month Class B Interest Shortfall                           0.00       1,965,145.42             0.00
         Adjusted Class B Interest Distributable Amount                36,612.29       1,965,145.42        36,612.29
(v)(B)   Class A Principal Distributable Amount - Current           1,739,117.64       1,928,533.13     1,739,117.64   1,294,292.86
          Month
         Class A Principal Carryover Shortfall - Previous                   0.00         189,415.49             0.00
          Month(s)
         Current Month Class A Principal Shortfall                          0.00         189,415.49             0.00
         Withdrawl from Spread Account to Cover Shortfall                   0.00
         Class A Principal Distribution Amount                      1,739,117.64         189,415.49       189,415.49           0.00
(vi)     Certificate Insurer Premium                                   23,480.12               0.00             0.00
         Certificate Insurer Premium Supplement                             0.00               0.00             0.00
         Other Reimbursement Obligations to Certificate                     0.00               0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                          0.00               0.00             0.00
         Class B Principal Distributable Amount -                      91,532.51               0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous                   0.00               0.00             0.00
          Month(s)
         Current Month Class B Principal Shortfall                          0.00               0.00             0.00
         Adjusted Class B Principal Distributable Amount               91,532.51               0.00             0.00
         Excess Interest Amount for Deposit in Spread Account         542,787.63               0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               82,242,376.67
                    Class A Principal Distributions                                                     1,739,117.64
           Class A End of Period Principal Balance                                                     80,503,259.03

           Class B Beginning of Period Principal Balance                                                4,328,546.16
                    Class B Principal Distributable Amount                                                 91,532.51
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,237,013.65
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,237,013.65

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,033,410.50
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   599,880.31
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,433,530.19

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,433,530.19
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                36,612.29
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,396,917.90

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,396,917.90
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,739,117.64
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         657,800.26

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    657,800.26
     (vi)  Certificate Insurer Premium                                                                     23,480.12
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     634,320.14

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      634,320.14
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          91,532.51
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                542,787.63
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              542,787.63

Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,679,000.00
                                  Purchased receivables more than 30 days delinquent                       31,796.03
                                                                                                  -------------------
                                  Total                                                                 6,710,796.03

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  102,992,796.29
                    Delinquency Ratio                                                                          6.52%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.52%
                           Delinquency Ratio for second preceding Determination Date                           5.54%
                           Delinquency Ratio for third preceding Determination Date                            4.76%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  5.61%           5.61%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 1,492,620.00
                                  Current Period Defaulted Receivables                                    552,127.52
                                                                                                  -------------------
                                  Total                                                                 2,044,747.52

                                  Cumulative Defaulted Receivables                                      2,044,747.52
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   2.20%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         160,759.70

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                (63,544.39)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                   97,215.31
                                  Cumulative Previous Net Losses                                            9,279.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                   106,494.31
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  0.11%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     50.08
           Weighted Average Annual Percentage Rate                                                            20.48%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       8,474,027.27
                           15% of Outstanding Certificate Balance                                                      12,711,040.90
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,474,027.27

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,785,734.33
                           Outstanding Certificate Balance                                                             84,740,272.68
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               8,474,027.27
           Beginning of Period Spread Account Balance                                                   7,039,256.78
           Spread Account Deposit (Withdrawal) from Current Distributions                                 542,787.63
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                 891,982.86
           Earnings on Spread Account Balance                                                              28,063.11
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,610,107.52


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates
                    11.66% Class B Asset-Backed Certificates

Distribution Date                                                      6/16/97
Collection Period                                                      5/97

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $1,913,700.54

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $517,899.59

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,395,800.95

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $19.69

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.33

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $14.36

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $121,986.39

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $48,523.18

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $73,463.21

           (j)      Scheduled Payments due in such Collection Period                                   $2,894,627.06

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,734,808.26

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $99,876,176.41

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $98,406,912.25

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9852891

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $180,489.53

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $6,658.41

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.86

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  9
                           Aggregate Purchase Amount                                                     $115,693.23

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $35,427.72

           (b)      Distributions (to) from Collection Account                                            ($3,639.62)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $389.95

           (d)      Ending Payahead Account Balance                                                       $32,178.05

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,840,691.23
                           Spread Account Balance                                                      $5,931,409.93

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $949,745.81

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $27,266.92

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                          $0.00

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                239
                           Aggregate Gross Amount                                                      $3,363,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                119
                           Aggregate Gross Amount                                                      $1,732,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          4.37%

           (b)      Average Delinquency Ratio                                                                  2.89%

           (c)      Cumulative Default Ratio                                                                   0.31%

           (d)      Cumulative Net Loss Ratio                                                                  0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,247,579.73
     Lock Box NSF Items:                                                                                  (79,968.86)
     Transfers from (to) Payahead Account:                                                                  3,639.62
     Collection Account Interest                                                                           11,796.09
     Payahead Account Interest                                                                                389.95
     Total Collection Proceeds:                                                                         3,183,436.53
     For Distribution Date:                                                                                  6/16/97
     For Determination Date:                                                                                  6/9/97
     For Collection Period:                                                                                     5/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 99,876,176.41
                                  Principal portion of payments collected (non-prepayments)                             1,032,821.93
                                  Prepayments in full allocable to principal                                              320,749.00
                           Collections allocable to principal                                           1,353,570.93
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                        115,693.23
                    Total Principal                                                                     1,469,264.16

                    Realized Losses                                                                             0.00
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    98,406,912.25

           Interest
                           Collections allocable to interest                                            1,701,986.33
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      1,701,986.33

     Certificate Information
           Beginning of Period Class A Principal Balance                                               94,882,367.59
           Beginning of Period Class B Principal Balance                                                4,993,808.82

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   4,981,664.12
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           14,029.24
           Aggregate Payahead Balance                                                                      31,788.10
           Aggregate Payahead Balance for preceding Distribution Date                                      35,427.72
           Interest Earned on Payahead Balances                                                               389.95
           Scheduled Payments due in Collection Period                                                  2,894,627.06
           Scheduled Payments collected in Collection Period                                            2,734,808.26
           Aggregate Amount of Realized Losses for preceding Distribution Date                                  0.00

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              239     3,363,000.00
           60+ days delinquent                                                                                  119     1,732,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  9       115,693.23

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,095,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                         115,693.23
                    Receivables  as of  the close of business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         240,748.13
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           2.95%
           Delinquency Ratio for third preceding Determination Date                                            1.34%

           Cumulative Defaults for preceding Determination Date                                            75,854.00

           Cumulative Net Losses for preceding Determination Date                                               0.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,055,557.26
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                               115,693.23
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                     11,796.09
                           Investment earnings from Payahead Account                                          389.95
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,183,436.53

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,032,821.93
                           Prepayments in full allocable to principal                                     320,749.00
                           Principal Balance of Liquidated Receivables                                          0.00
                           Purchase Amounts allocable to principal                                        115,693.23
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,469,264.16

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,469,264.16
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,395,800.95
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,395,800.95

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          94,882,367.59
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 517,899.59

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,469,264.16
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 73,463.21

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,993,808.82
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         48,523.18

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,183,436.53
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,913,700.54
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                48,523.18
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 73,463.21
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,248.45
                    Standby Servicer distributions                                                          6,658.41
                    Servicer distributions                                                                180,489.53
                    Collateral Agent distributions                                                          1,248.45
                    Reimbursement Obligations                                                              27,266.92
                                                                                                  -------------------
                                                                                                          930,837.84

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                       6,658.41     3,183,436.53         6,658.41   3,183,436.53
         Servicing Fee (2.0%)                                            166,460.29     3,176,778.12       166,460.29           0.00
         Additional Servicing Fee Amounts                                 14,029.24     3,010,317.83        14,029.24           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                      0.00     2,996,288.59             0.00
         Unpaid Servicing Fee from prior Collection Periods                    0.00     2,996,288.59             0.00
(ii)     Transition Expenses to Standby Servicer                               0.00     2,996,288.59             0.00
(iii)    Trustee Fee                                                       1,248.45     2,996,288.59         1,248.45
         Trustee's out-of-pocket expenses                                      0.00     2,995,040.14             0.00
         Unpaid Trustee Fee from prior Collection Periods                      0.00     2,995,040.14             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                    0.00     2,995,040.14             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                              1,248.45     2,995,040.14         1,248.45
         Collateral Agent Expenses                                             0.00     2,993,791.69             0.00
         Unpaid Collateral Agent  Fee from prior                               0.00     2,993,791.69             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                           0.00     2,993,791.69             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month           517,899.59     2,993,791.69       517,899.59
         Prior Month(s) Class A Carryover Shortfall                            0.00     2,475,892.10             0.00
         Class A Interest Carryover Shortfall                                  0.00     2,475,892.10             0.00
         Interest on Interest Carryover from Prior Months                      0.00     2,475,892.10             0.00
         Current Month Class A Interest Carryover Shortfall                    0.00     2,475,892.10             0.00
         Class A Interest Distributable Amount                           517,899.59     2,475,892.10       517,899.59
(viii)(A)Class B Coupon Interest - Unadjusted                             48,523.18     1,957,992.51        48,523.18
         Class B Interest Carryover Shortfall - Previous Month(s)              0.00     1,909,469.33             0.00
         Interest on B Interest Shortfall - Previous Month(s)                  0.00     1,909,469.33             0.00
         Interest on Interest Carryover from Prior Months                      0.00     1,909,469.33             0.00
         Current Month Class B Interest Shortfall                              0.00     1,909,469.33             0.00
         Adjusted Class B Interest Distributable Amount                   48,523.18     1,909,469.33        48,523.18
(v)(B)   Class A Principal Distributable Amount - Current Month        1,395,800.95     1,860,946.15     1,395,800.95   1,787,635.58
         Class A Principal Carryover Shortfall - Previous Month(s)             0.00       465,145.20             0.00
         Current Month Class A Principal Shortfall                             0.00       465,145.20             0.00
         Withdrawl from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                         1,395,800.95       465,145.20       465,145.20     391,834.63
(vi)     Certificate Insurer Premium                                      27,266.92             0.00             0.00
         Certificate Insurer Premium Supplement                                0.00             0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer                0.00             0.00             0.00
(vii)    Transition Expenses to successor Servicer                             0.00             0.00             0.00
         Class B Principal Distributable Amount - Current                 73,463.21             0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)             0.00             0.00             0.00
         Current Month Class B Principal Shortfall                             0.00             0.00             0.00
         Adjusted Class B Principal Distributable Amount                  73,463.21             0.00             0.00
         Excess Interest Amount for Deposit in Spread Account            930,837.84             0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               94,882,367.59
                    Class A Principal Distributions                                                     1,395,800.95
           Class A End of Period Principal Balance                                                     93,486,566.64

           Class B Beginning of Period Principal Balance                                                4,993,808.82
                    Class B Principal Distributable Amount                                                 73,463.21
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,920,345.61
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,920,345.61

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,183,436.53
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   707,544.43
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,475,892.10

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,475,892.10
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                48,523.18
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,427,368.92

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,427,368.92
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,395,800.95
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,031,567.97

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  1,031,567.97
     (vi)  Certificate Insurer Premium                                                                     27,266.92
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                   1,004,301.05

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,004,301.05
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          73,463.21
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                930,837.84
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              930,837.84

Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,095,000.00
                                  Purchased receivables more than 30 days delinquent                      115,693.23
                                                                                                  -------------------
                                  Total                                                                 5,210,693.23

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  119,213,328.06
                    Delinquency Ratio                                                                          4.37%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                4.37%
                           Delinquency Ratio for second preceding Determination Date                           2.95%
                           Delinquency Ratio for third preceding Determination Date                            1.34%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  2.89%           2.89%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                    75,854.00
                                  Current Period Defaulted Receivables                                    240,748.13
                                                                                                  -------------------
                                  Total                                                                   316,602.13

                                  Cumulative Defaulted Receivables                                        316,602.13
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   0.31%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                               0.00

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                        0.00
                                  Cumulative Previous Net Losses                                                0.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                         0.00
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     52.89
           Weighted Average Annual Percentage Rate                                                            20.59%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       9,840,691.23
                           15% of Outstanding Certificate Balance                                                      14,761,036.84
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          9,840,691.23

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,069,810.29
                           Outstanding Certificate Balance                                                             98,406,912.25
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               9,840,691.23
           Beginning of Period Spread Account Balance                                                   4,981,664.12
           Spread Account Deposit (Withdrawal) from Current Distributions                                 930,837.84
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               3,928,189.27
           Earnings on Spread Account Balance                                                              18,907.97
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                5,931,409.93


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates
                    11.44% Class B Asset-Backed Certificates

Distribution Date                                                        6/16/97
Collection Period                                                        5/97

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                                 $606,016.73

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $335,142.06

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                  $270,874.67

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                             $5.34

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.96

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                              $2.39

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $30,344.48

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $30,344.48

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $3,393,587.17

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                    $548,064.23

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $119,362,032.46

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                $119,091,157.79

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9977306

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $107,078.01

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,243.98

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $0.94

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                      $14,131.38

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $43,228.28

           (b)      Distributions (to) from Collection Account                                             $7,558.81
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $18.10

           (d)      Ending Payahead Account Balance                                                       $50,805.19

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $10,718,204.20
                           Spread Account Balance                                                      $4,055,354.12

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($122,317.02)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $32,994.22

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                          $0.00

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                 47
                           Aggregate Gross Amount                                                        $750,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                  2
                           Aggregate Gross Amount                                                         $26,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          0.56%

           (b)      Average Delinquency Ratio                                                                  0.56%

           (c)      Cumulative Default Ratio                                                                   0.00%

           (d)      Cumulative Net Loss Ratio                                                                  0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                           665,553.42
     Lock Box NSF Items:                                                                                        0.00
     Transfers from (to) Payahead Account:                                                                 (7,558.81)
     Collection Account Interest                                                                              180.54
     Payahead Account Interest                                                                                 18.10
     Total Collection Proceeds:                                                                           658,193.25
     For Distribution Date:                                                                                  6/16/97
     For Determination Date:                                                                                  6/9/97
     For Collection Period:                                                                                     5/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                119,362,032.46
                                  Principal portion of payments collected (non-prepayments)                               175,200.85
                                  Prepayments in full allocable to principal                                               95,799.00
                           Collections allocable to principal                                             270,999.85
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                         14,131.38
                    Total Principal                                                                       285,131.23

                    Realized Losses                                                                             0.00
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   119,076,901.23

           Interest
                           Collections allocable to interest                                              372,863.38
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                        372,863.38

     Certificate Information
           Beginning of Period Class A Principal Balance                                              113,393,930.84
           Beginning of Period Class B Principal Balance                                                5,968,101.62

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   4,177,671.14
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                              978.43
           Aggregate Payahead Balance                                                                      50,787.09
           Aggregate Payahead Balance for preceding Distribution Date                                      43,228.28
           Interest Earned on Payahead Balances                                                                18.10
           Scheduled Payments due in Collection Period                                                  3,393,587.17
           Scheduled Payments collected in Collection Period                                              548,064.23
           Aggregate Amount of Realized Losses for preceding Distribution Date                                  0.00

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                               47       750,000.00
           60+ days delinquent                                                                                    2        26,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  1        14,131.38

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                         776,000.00
                    of the close  of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          14,131.38
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                              0.00
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           0.00%
           Delinquency Ratio for third preceding Determination Date                                            0.00%

           Cumulative Defaults for preceding Determination Date                                                 0.00

           Cumulative Net Losses for preceding Determination Date                                               0.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                               643,863.23
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                                14,131.38
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                        180.54
                           Investment earnings from Payahead Account                                           18.10
                                                                                                  -------------------
           Total Distribution Amount                                                                      658,193.25

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      175,200.85
                           Prepayments in full allocable to principal                                      95,799.00
                           Principal Balance of Liquidated Receivables                                          0.00
                           Purchase Amounts allocable to principal                                         14,131.38
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                        285,131.23

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                        285,131.23
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                          270,874.67
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                                270,874.67

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                         113,393,930.84
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0444444
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 335,142.06

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                        285,131.23
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 14,256.56

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,968,101.62
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0444444
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         30,344.48

           Class B Excess Interest Amount
                    Total Distribution Amount                                                             658,193.25
                    minus
                    Class A Principal and Interest Distributable Amount                                   606,016.73
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                30,344.48
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 14,256.56
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     795.75
                    Standby Servicer distributions                                                          4,243.98
                    Servicer distributions                                                                107,078.01
                    Collateral Agent distributions                                                            795.75
                    Reimbursement Obligations                                                              32,994.22
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                                Use          Source         act distributed   Source
                                                                                ---          ------         ---------------   ------

(i)      Standby Fee                                                          4,243.98      658,193.25         4,243.98   658,193.25
         Servicing Fee (2.0%)                                               106,099.58      653,949.27       106,099.58         0.00
         Additional Servicing Fee Amounts                                       978.43      547,849.69           978.43         0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                         0.00      546,871.26             0.00
         Unpaid Servicing Fee from prior Collection Periods                       0.00      546,871.26             0.00
(ii)     Transition Expenses to Standby Servicer                                  0.00      546,871.26             0.00
(iii)    Trustee Fee                                                            795.75      546,871.26           795.75
         Trustee's out-of-pocket expenses                                         0.00      546,075.51             0.00
         Unpaid Trustee Fee from prior Collection Periods                         0.00      546,075.51             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                       0.00      546,075.51             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                   795.75      546,075.51           795.75
         Collateral Agent Expenses                                                0.00      545,279.76             0.00
         Unpaid Collateral Agent  Fee from prior                                  0.00      545,279.76             0.00
          Colleection Periods
         Unpaid Collateral Agent Expenses from prior                              0.00      545,279.76             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month              335,142.06      545,279.76       335,142.06
         Prior Month(s) Class A Carryover Shortfall                               0.00      210,137.70             0.00
         Class A Interest Carryover Shortfall                                     0.00      210,137.70             0.00
         Interest on Interest Carryover from Prior Months                         0.00      210,137.70             0.00
         Current Month Class A Interest Carryover Shortfall                       0.00      210,137.70             0.00
         Class A Interest Distributable Amount                              335,142.06      210,137.70       210,137.70
(viii)(A)Class B Coupon Interest - Unadjusted                                30,344.48            0.00             0.00
         Class B Interest Carryover Shortfall - Previous Month(s)                 0.00            0.00             0.00
         Interest on B Interest Shortfall - Previous Month(s)                     0.00            0.00             0.00
         Interest on Interest Carryover from Prior Months                         0.00            0.00             0.00
         Current Month Class B Interest Shortfall                                 0.00            0.00             0.00
         Adjusted Class B Interest Distributable Amount                      30,344.48            0.00             0.00
(v)(B)   Class A Principal Distributable Amount - Current Month             270,874.67            0.00             0.00   387,318.58
         Class A Principal Carryover Shortfall - Previous Month(s)                0.00            0.00             0.00
         Current Month Class A Principal Shortfall                          (91,081.45)           0.00       (91,081.45)
         Withdrawl from Spread Account to Cover Shortfall                    91,081.45
         Class A Principal Distribution Amount                              270,874.67       91,081.45        91,081.45   116,443.91
(vi)     Certificate Insurer Premium                                         32,994.22            0.00             0.00
         Certificate Insurer Premium Supplement                                   0.00            0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer                   0.00            0.00             0.00
(vii)    Transition Expenses to successor Servicer                                0.00            0.00             0.00
         Class B Principal Distributable Amount - Current                    14,256.56            0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                0.00            0.00             0.00
         Current Month Class B Principal Shortfall                          (14,256.56)           0.00       (14,256.56)
         Adjusted Class B Principal Distributable Amount                          0.00       14,256.56             0.00
         Excess Interest (Shortage) Amount for Deposit to                  (124,075.67)      14,256.56      (124,075.67)
           (withdrawl from) Spread Account                                                                    138,332.23  138,332.23

     Certificate Balance
           Class A Beginning of Period Principal Balance                                              113,393,930.84
                    Class A Principal Distributions                                                       270,874.67
           Class A End of Period Principal Balance                                                    113,123,056.17

           Class B Beginning of Period Principal Balance                                                5,968,101.62
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  5,968,101.62
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   5,968,101.62

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                            658,193.25
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   448,055.55
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                         210,137.70

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      210,137.70
     (ii)  Current  distribution  amounts  payable  pursuant to Section  4.6(c)  (vi) and (x)              30,344.48
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                         179,793.22

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     179,793.22
     (ii) Current  distribution  amounts  payable  pursuant to Section  4.6(c) (i) and (v)B               270,874.67
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
           Withdrawl from Spread Account to Cover Shortfall                                                91,081.45
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     32,994.22
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (32,994.22)
           Withdrawl from Spread Account to Cover Deficiency                                               32,994.22
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                    14,256.56
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (14,256.56)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (14,256.56)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                                776,000.00
                                  Purchased receivables more than 30 days delinquent                       14,131.38
                                                                                                  -------------------
                                  Total                                                                   790,131.38

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  142,267,592.79
                    Delinquency Ratio                                                                          0.56%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                0.56%
                           Delinquency Ratio for second preceding Determination Date                           0.00%
                           Delinquency Ratio for third preceding Determination Date                            0.00%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  0.56%           0.19%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                         0.00
                                  Current Period Defaulted Receivables                                          0.00
                                                                                                  -------------------
                                  Total                                                                         0.00

                                  Cumulative Defaulted Receivables                                              0.00
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   0.00%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                               0.00

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                        0.00
                                  Cumulative Previous Net Losses                                                0.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                         0.00
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     55.37
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       10,718,204.20
                           15% of Outstanding Certificate Balance                                                      17,863,673.67
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                         10,718,204.20

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,580,860.93
                           Outstanding Certificate Balance                                                            119,091,157.79
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                              10,718,204.20
           Beginning of Period Spread Account Balance                                                   4,177,671.14
           Spread Account Deposit (Withdrawal) from Current Distributions                                (124,075.67)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               6,664,608.73
           Earnings on Spread Account Balance                                                               1,758.65
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                4,055,354.12


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


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